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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 26, 2002


                            APEX SILVER MINES LIMITED


             (Exact name of registrant as specified in its charter)


        CAYMAN ISLANDS                   1-13627              NOT APPLICABLE
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


                                CALEDONIAN HOUSE
                               69 JENNETTE STREET
                            GEORGE TOWN, GRAND CAYMAN
                       CAYMAN ISLANDS, BRITISH WEST INDIES
                                 (345) 949-0050
    (Address and Telephone Number of Registrant's Principal Executive Office)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On April 26, 2002, Apex Silver Mines Limited completed the sale of 500,000 ordinary shares directly to Caxton International Limited at a price of $13.10 per ordinary share, resulting in $6,550,000 in aggregate proceeds to the Company before deducting $75,000 in estimated fees (which may be paid in the Company's ordinary shares) and $5,000 in estimated expenses of the offering, and $6,470.000 in net proceeds to the Company following the deduction of estimated fees and expenses. The sale was made under the Company's
Registration Statement on Form S-3, File No. 333-33642.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                        APEX SILVER MINES LIMITED


Dated:  April 29, 2002                  By: /s/ Keith R. Hulley
                                            ---------------------------------
                                            Keith R. Hulley
                                            Director



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